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                                                                 EXHIBIT 10.bb


                                    AGREEMENT

                                  by and among

                    NEW JERSEY ASSOCIATES, FLIP/BRE II, INC.,
             MBP/BRE, L.L.C., OIP/BRE, L.L.C., and NJA/BRE, L.L.C.,
               collectively as Seller, and FAWN REALTY L.L.C., and
               CK BERGEN ASSOCIATES, L.L.C., collectively as Buyer


         THIS AGREEMENT (the "Agreement") made this 5th day of April, 2001 by and among New Jersey Associates, a New Jersey partnership ("NJA"); FLIP/BRE II, INC., a New Jersey corporation ("FLIP"); MBP/BRE, L.L.C., a New Jersey limited liability company ("MBP"); OIP/BRE, L.L.C., a New Jersey limited liability company ("OIP"); and NJA/BRE, L.L.C., a New Jersey limited liability company ("NJA/BRE"); (NJA, FLIP, MBP, OIP and NJA/BRE are sometimes together and individually referred to as "Seller"), and FAWN REALTY L.L.C., a New Jersey limited liability company ("Fawn")and CK BERGEN ASSOCIATES, L.L.C. ("CK") (Fawn and CK shall collectively be referred to as "Buyer").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, on the date hereof, NJA has entered into a separate agreement with Fawn to sell and convey to Fawn, INTER ALIA, certain property ("Little Pool Properties") as more fully described in Exhibit A attached thereto (the "Little Pool Agreement") (the Little Pool Agreement is incorporated herein and attached hereto as Exhibit 1); and

         WHEREAS, on the date hereof, FLIP, MBP, OIP and NJA/BRE have entered into a separate agreement to sell and convey to CK, INTER ALIA, certain property ("Big Pool Properties") as more fully described in Exhibit A attached thereto (the "Big Pool Agreement") (the Big Pool Agreement is incorporated herein and attached hereto as Exhibit 2).

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. The foregoing recitals are hereby incorporated into this Agreement and made a part hereof as if set forth at length herein.

         2. The parties agree and understand that the sale and conveyance from Seller to Buyer of the Little Pool Properties pursuant to the Little Pool Agreement shall occur simultaneously with the sale and conveyance from Seller to Buyer of the Big Pool Properties pursuant to the Big Pool Agreement.

         3. The parties agree and understand that Seller shall not be obligated to convey to Buyer and Buyer shall not be entitled to purchase the Big Pool Properties until such time as Seller has conveyed and Buyer has purchased the Little Pool Properties and that Seller shall not



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be obligated to convey to Buyer and Buyer shall not be entitled to purchase the
Little Pool Properties until such time as Seller has conveyed and Buyer has purchased the Big Pool Properties.

         4. Buyer and Seller agree that a default under the Little Pool Agreement shall constitute a default under the Big Pool Agreement and that a default under the Big Pool Agreement shall constitute a default under the Little Pool Agreement.

         5. In the event of default under either the Little Pool Agreement or the Big Pool Agreement, the Escrowee (as such term is defined in either the Big Pool Agreement or the Little Pool Agreement, as the case may be), upon notice from Seller, shall immediately deliver to Seller the respective Deposits (as respectively defined in the Little Pool Agreement and the Big Pool Agreement) as provided in Paragraph 21 of each of the respective agreements.

         6. In the event any of the Seller's or Buyer's rights to extend the Closing Date are exercised in accordance with Paragraph 3 of the Big Pool Agreement, such extensions shall also apply to the Closing Date set forth in Paragraph 3 of the Little Pool Agreement. In addition, in the event that the Big Pool Agreement Lender does not approve the Big Pool Agreement's Buyer's assumption of the Existing Loan (as defined in the Big Pool Agreement) or agree to release Seller pursuant to Paragraph 10(b)(iii) of the Big Pool Agreement, then either party may terminate both Agreements and the Deposits shall be paid to Seller. Notwithstanding the foregoing, in the event that Lender under the Big Pool Agreement requires, as a condition of its approval of the assumption of the Loan, that Buyer assume or replace the existing McBride guaranty to Lender, then Buyer can terminate both Agreements and in such case the Deposits shall be paid to Buyer

         7. Notwithstanding anything in Paragraph 10(a)(iii) of the Big Pool Agreement to the contrary, Seller shall deliver Tenant Estoppel Certificates signed by all tenants occupying at least fifteen (15%) percent of their respective building in the event the Buyer's additional lender/equity participant requires such certificates. Notwithstanding the foregoing, in the event Seller is unable to obtain Tenant Estoppel Certificates from any of the tenants at 1701 Pollitt Drive, Fair Lawn, New Jersey, and any two of the following four tenants: (a) Road-Con Systems, (b) New Jersey Bell, (c) Greentree Learning Centers and (d) Stratton Travel, then Seller may deliver Tenant Estoppel Certificates signed by the Seller for such tenants.

         8. Buyer and Seller agree that for purposes of Section 14(c) of both the Little Pool Agreement and the Big Pool Agreement, the $6,000,000.00 threshold shall apply to fire or other casualty to the collective Premises, which includes all twelve properties which are the subject of both agreements.

         9. This Agreement is binding upon and shall inure to the benefit of the parties, their respective heirs, representatives, successors and permitted assigns.

         10. This Agreement shall be construed in accordance with the laws of the State of New Jersey.


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         11. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but such counterparts shall together constitute both one and the same.

         IN WITNESS WHEREOF, the parties, intending legally to be bound, have executed this Agreement as of the date first above written.


                             SELLER:
                             ------

                             NEW JERSEY ASSOCIATES, a New Jersey
                             general partnership

                             By:  KEYSTONE PROPERTY TRUST, a
                                  Maryland real estate investment trust, its
                                  managing general partner


                             By:    /s/ STEPHEN J. BUTTE
                                ----------------------------------------------
                                Name:   Stephen J. Butte
                                Title:  Senior Vice President


                             FLIP/BRE II, INC., a New Jersey corporation


                             By:    /s/ STEPHEN J. BUTTE
                                ----------------------------------------------
                                Name:  Stephen J. Butte
                                Title: Vice President


                             MBP/BRE, L.L.C., a New Jersey limited liability company

                             By:  REA/SPC II, INC., a New Jersey
                                  corporation


                             By:    /s/ STEPHEN J. BUTTE
                                --------------------------------------------
                                Name:  Stephen J. Butte
                                Title: Vice President



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                              OIP/BRE, L.L.C., a New Jersey limited liability
                              company

                              By:  REA/SPC II, INC., a New Jersey
                                   corporation


                              By:   /s/ STEPHEN J. BUTTE
                                 ---------------------------------------------
                                 Name:  Stephen J. Butte
                                 Title: Vice President


                              NJA/BRE, L.L.C., a New Jersey limited liability company

                              By:  REA/SPC II, INC., a New Jersey
                                   corporation


                              By:   /s/ STEPHEN J. BUTTE
                                 ---------------------------------------------
                                 Name:  Stephen J. Butte
                                 Title: Vice President


                              BUYER:
                              -----

                              FAWN REALTY L.L.C.., a New Jersey limited liability company

                              By:  Fawn Realty Corp., a New Jersey corporation


                              BY:   /s/ RICHARD STADTMAUER
                                 ---------------------------------------------
                                 Name:  Richard Stadtmauer
                                 Title: Vice President

                              CK BERGEN ASSOCIATES, L.L.C.., a New
                              Jersey limited liability company

                              By:  CK Bergen Realty Corp., a New Jersey
                              corporation


                              By:   /s/ RICHARD STADTMAUER
                                 ---------------------------------------------
                                 Name:  Richard Stadtmauer
                                 Title: Vice President



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                              Agreed to and acknowledged with respect to the
                              obligations set forth in Paragraph 5 of this Agreement


                              ESCROWEE:
                              --------

                              CHICAGO TITLE INSURANCE COMPANY,
                              c/o PROFESSIONAL ABSTRACT & TITLE
                              AGENCY, INC.


                              By:  /s/ ANDREW C. SWIDEL
                                 ---------------------------------------------
                                 Name:  Andrew C. Swidel
                                 Title: Officer





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